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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report MAY 8, 2001


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)





            New York                   1-9860                   22-1927534

(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)





Two Quaker Road, P.O. Box 2900, Pomona, New York                10970-0519

    (Address of principal executive offices)                    (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)








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                             BARR LABORATORIES, INC.


                        CURRENT REPORT DATED MAY 8, 2001


Item 5. Other Events

        See attached Exhibit 99.3, press release announcing that the Company has submitted Amendment No. 3 to its Registration Statement on Form S-3 filed in connection with a secondary stock offering in September 2000. The filing includes the Company's financial statements which have been adjusted to reflect previously disclosed discussions with the Division of Corporate Finance of the Securities and Exchange Commission.





Item 7. Financial Statements and Exhibits

(c)     EXHIBIT NUMBER    EXHIBIT
        --------------    -------

        99.3 Registrant's May 4, 2001 press release announcing that the Company has submitted Amendment No. 3 to its Registration Statement on Form S-3 filed in connection with a secondary stock offering in September 2000. The filing includes the Company's financial statements which have been adjusted to reflect previously disclosed discussions with the Division of Corporate Finance of the Securities and Exchange Commission.


















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                             BARR LABORATORIES, INC.


                        CURRENT REPORT DATED MAY 8, 2001



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BARR LABORATORIES, INC.












Date:  May 8, 2001                          /S/ WILLIAM T. MCKEE
                                            ---------------------------
                                            William T. McKee
                                            Chief Financial Officer



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